UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      April 16, 2007
Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500

(Address of principal executive offices)	(Zip Code)
(740) 349-8451

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
     On April 16, 2007, Park National Corporation (“Park”) issued a news release (the “News Release”) announcing earnings for the three months ended March 31, 2007. A copy of this News Release is included as Exhibit 99.1 and incorporated by reference.
Item 8.01 — Other Events
Announcement of Earnings
     On April 16, 2007, Park issued a News Release announcing earnings for the three months ended March 31, 2007. A copy of the News Release is included as Exhibit 99.1 and incorporated by reference.
Declaration of Cash Dividend
     As reported in the News Release on April 16, 2007, the Park Board of Directors declared a $0.93 per share regular quarterly cash dividend in respect of Park’s common shares. The dividend is payable on June 8, 2007 to shareholders of record as of the close of business on May 22, 2007. A copy of the News Release is included as Exhibit 99.1 and incorporated by reference.
Item 9.01 — Financial Statements and Exhibits.
     (a)  Not applicable
     (b)  Not applicable
     (c)  Not applicable
     (d)  Exhibits. The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on April 16, 2007.
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signature on following page.]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION
Dated: April 16, 2007	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated April 16, 2007
Park National Corporation

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on April 16, 2007

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